UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction ofIncorporation or Organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

5001 Celebration Pointe Avenue, Suite 410, Gainesville, FL	32608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	SHSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K of SharpSpring, Inc. (the “registrant”) filed with the Securities and Exchange Commission on February 3, 2020 (the “Original Form 8-K”) to correct the Date of Report on the Cover Page and to amend Item 9.01 to include Exhibits 10.1 and 10.6 which were inadvertently excluded from the Original Form 8-K. This Form 8-K/A sets forth Items 5.02 and 9.01 in their entirety.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Richard Carlson

On January 29, 2020, the registrant entered into an employee agreement amendment with Richard Carlson, the registrant’s Chief Executive Officer and President. The employee agreement amendment, among other things, (i) change’s Mr. Carlson’s base salary to $350,200 per year; and (ii) sets Mr. Carlson’s annual bonus target amount at $122,570 (the Quarterly Bonus target amount is $30,643) pursuant to the 2019 Executive Bonus Plan.

 Mr. Carlson was also granted: (i) stock options to purchase 19,978 shares of the registrant’s common stock at an exercise price of $12.39 per share; and (ii) 22,589 restricted stock units (“RSU’s”). The options vest over a 4-year period, with 1/48 vesting each month. 12,500 of the RSU’s vest as follows: 33% vest on February 21, 2020 with remaining vesting quarterly in equal installments of 1/12 thereafter commencing on April 1, 2020. These RSU’s represent RSU’s authorized prior to the effective date of the registrant’s 2019 Equity Plan that were not granted to Mr. Carlson. 10,089 of the RSU’s vest as follows: 5.56% vest on April 1, 2020 with remaining vesting quarterly in equal installments of 1/12 thereafter commencing on April 1, 2020.

The description of Mr. Carlson’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Travis Whitton

On January 29, 2020, the registrant entered into an employee agreement amendment with Travis Whitton, the registrant’s Chief Technology Officer. The employee agreement amendment, among other things, (i) change’s Mr. Whitton’s base salary to $206,000 per year; and (ii) sets Mr. Whitton’s annual bonus target amount is set at $51,500 (the Quarterly Bonus target amount is $12,875) pursuant to the 2019 Executive Bonus Plan.

Mr. Whitton was also granted: (i) stock options to purchase 11,747 shares of the registrant’s common stock at an exercise price of $12.39 per share and (ii) 13,286 RSU’s. The options vest over a 4 year period, with 25% vesting on the first anniversary of the grant date and an additional 1/48 of the original number of options vesting every month thereafter. 7,353 of the RSU’s vest as follows: 33% vest on February 21, 2020 with remaining vesting quarterly in equal installments of 1/12 thereafter commencing on April 1, 2020. These RSU’s represent RSU’s authorized prior to the effective date of the registrant’s 2019 Equity Plan that were not granted to Mr. Whitton. 5,933 of the RSU’s vest as follows: 33% vest on February 21, 2021 with remaining vesting quarterly in equal installments of 1/12 thereafter commencing on April 1, 2021.

The description of Mr. Whitton’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.6, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employee Agreement Amendment – Richard Carlson.*
10.2	Employee Agreement Amendment – Richard Carlson (incorporated by reference to the registrant’s Form 8-K filed 2/27/19).
10.3	Employee Agreement Amendment – Richard Carlson (incorporated by reference to the registrant’s Form 8-K filed 2/12/18).
10.4	Employee Agreement Amendment – Richard Carlson (incorporated by reference to the registrant’s Form 8-K filed 4/15/17).
10.5	Employee Agreement – Richard Carlson (incorporated by reference to the registrant’s Form 8-K filed 9/14/15).
10.6	Employee Agreement Amendment – Travis Whitton.*
10.7	Employee Agreement Amendment – Travis Whitton (incorporated by reference to the registrant’s Form 8-K filed 2/27/19).
10.8	Employee Agreement Amendment – Travis Whitton (incorporated by reference to the registrant’s Form 8-K filed 2/12/18).
10.9	Employee Agreement Amendment – Travis Whitton (incorporated by reference to the registrant’s Form 8-K filed 8/1/17).
10.10	Employee Agreement Amendment – Travis Whitton (incorporated by reference to the registrant’s Form 8-K filed 7/8/16).
10.11	Employee Agreement – Travis Whitton (incorporated by reference to the registrant’s Form 8-K filed 7/8/16).
*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

Dated: April 16, 2020	By:	/s/ Michael Power
Michael Power,
Chief Financial Officer